UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 6, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 6, 2021, Ault Global Holdings, Inc., a Delaware corporation (the “Company”), was scheduled to hold its Annual Meeting of Stockholders (the “Meeting”) for its stockholders to vote on the following proposals (the “Proposals”): (i) the election of the eight (8) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders; (ii) to ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) to approve, pursuant to Rule 713 of the NYSE American, the exercise of warrants issued to Esousa Holdings, LLC (“Esousa”) and two individuals, to purchase up to an aggregate of 3,850,220 shares of the Company’s common stock (“Common Stock”), issued in connection with certain term promissory notes in an aggregate amount of up to $5,300,000, in order to comply with the listing rules of the NYSE American; (iv) to approve the Ault Global Holdings, Inc. 2021 Stock Incentive Plan; (v) to approve the Ault Global Holdings, Inc. 2021 Employee Stock Purchase Plan; (vi) to approve the 2020 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American; and (vii) to approve the 2021 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.

As of May 27, 2021, the record date for the Meeting (the “Record Date”), the Company had outstanding and entitled to vote 49,774,538 shares of common stock and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of 0.004% of all votes entitled to be voted at the Meeting.  In order to conduct the business of the Meeting, the Company required the presence, in person or by proxy, of a quorum consisting of a majority of the outstanding shares of stock entitled to vote as of the Record Date. There were, either in person or by proxy, the holders of 22,778,758 shares of common stock, or approximately 45.76% of the total issued and outstanding shares of common stock, entitled to vote at the Meeting. Because a quorum was not reached, no business was conducted and the Company adjourned the Meeting.

The Company shall seek approval for the Proposals at the adjourned annual meeting to be held on July 23, 2021 at 9:00 a.m. (Pacific Time). The record date of May 27, 2021 is still valid therefor.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 6, 2021, the Company issued a press release announcing the adjournment of the Meeting, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: July 6, 2021	/s/ Henry Nisser
Henry Nisser President and General Counsel